UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-4429

Dreyfus U.S. Treasury Long Term Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/13

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus

U.S. Treasury

Long Term Fund

SEMIANNUAL REPORT June 30, 2013

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Options Written
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
26	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus U.S. Treasury
Long Term Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for U.S.Treasury Long Term Fund, covering the six-month period from January 1, 2013, through June 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After more than 30 years of declining interest rates, it appears that the secular bull market in bonds may be over. Bond yields began the reporting period with little room for further declines, making an upward trend more likely in the midst of a sustained U.S. economic recovery. Indeed, improvements in U.S. housing and labor markets so far in 2013 prompted the Federal Reserve Board (the “Fed”) to signal its intent to back away from its quantitative easing program later this year, a development that sparked heightened bond market volatility during the second quarter.

We expect the U.S. economic recovery to accelerate later this year in advance of a multi-year expansion. Pent-up demographic demand could support continued expansion in the housing market, and higher home equity levels may bolster consumer confidence and spending. In the bond market, the Fed’s widely anticipated shift to a more moderately stimulative monetary policy stance is likely to presage a multi-year upward drift in interest rates as the relationship between rates and economic conditions normalizes.While these developments may hurt some segments of the bond market, others could respond more favorably.Therefore, as always, we urge you to discuss our observations with your financial adviser.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
July 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2013, through June 30, 2013, as provided by Robert Bayston and Nate Pearson, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2013, Dreyfus U.S. Treasury Long Term Fund achieved a total return of –8.15%.1 In comparison, the fund’s benchmark, the BofA Merrill Lynch Governments, U.S.Treasury Long-Term Index, achieved a total return of –7.69% for the same period.2

Prices of U.S. Treasury securities declined amid heightened volatility during the reporting period as investors anticipated a more moderately accommodative monetary policy from the Federal Reserve Board (the “Fed”).The fund produced lower returns than its benchmark, primarily due to the need to raise cash for redemptions in a volatile market.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund invests 80% of its net assets in U.S. Treasury securities. The fund invests in U.S.Treasury bills, notes, bonds and other securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S.Treasuries.

Since U.S.Treasury bills, notes and bonds are backed by the full faith and credit of the U.S. government, they are generally considered among the highest-quality investments available. By investing in these obligations, the fund seeks to maintain a higher credit profile. Of course, the market value of the fund’s securities and the value of fund shares are not insured or guaranteed by the U.S. government.The fund generally maintains a dollar-weighted average maturity of 10 years or more, which can result in significant risk of principal decline if interest rates rise sharply.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Fed Comments Sparked a Market Sell-Off

The year 2013 began in the wake of heightened uncertainty surrounding automatic U.S. tax hikes and spending cuts scheduled for the start of the year, but last-minute legislation to address the tax increases quickly alleviated investors’ worries. Subsequently, investors responded positively to improved U.S. employment and housing market trends, and to aggressively accommodative monetary policies from the Fed and other central banks.

As a result, long-term U.S. government securities lost a degree of value over the opening months of 2013, but they recovered in March as investors gained confidence that the nation’s accommodative monetary policy would stay in place for some time to come.These expectations were reinforced by mixed economic data released during March and April, including weaker employment trends and only modest U.S. GDP growth over the first quarter of the year.

Investor sentiment changed dramatically in May and June, when remarks by Fed Chairman Ben Bernanke were widely interpreted as a signal that the central bank would back away from its ongoing quantitative easing program sooner than most analysts had expected.The Fed’s more hawkish tone, together with relatively strong employment and housing data, caused prices of U.S.Treasury securities to fall and yields to rise across most of the maturity spectrum. Declines were more severe for long-term securities than their shorter term counterparts.

Duration Posture Supported Fund Results

The fund’s relative performance was supported over much of the reporting period by our duration management strategy. In May, we reduced the fund’s average duration to a shorter-than-average position, mainly by establishing underweighted exposure to U.S.Treasury securities with maturities in the 10-year range.This positioning helped boost relative performance when yield differences narrowed across the 10- to 30-year maturity spectrum.

The beneficial effects of our duration management strategy were more than offset by the need to sell securities at relatively low prices when investors redeemed their fund shares in order to redeploy their assets to more speculative investments in the recovering economy.

At times during the reporting period, we employed put and call options to manage interest-rate risks and enhance returns.

Positioned for Low Short-Term Interest Rates

In our judgment, investors’ adverse reactions to the Fed’s hawkish comments and the ensuing back-up in yields likely will prove to be overblown.Although we expect the Fed to begin to curtail its quantitative easing program later this year, such an action does not necessarily imply that short-term interest rates will rise anytime soon. Indeed, bouts of market volatility may provide opportunities to purchase long-term U.S. Treasury securities at relatively attractive yields. Therefore, toward the end of the reporting period, we increased the fund’s average duration to the market-neutral range.

Over the longer term, accelerating U.S. economic growth could cause longer term interest rates to climb in a more sustainable manner.We have continued to monitor economic and market developments closely, and we remain prepared to adjust the fund’s strategies as warranted.

July 15, 2013

The fund is subject mainly to interest rate risks. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The performance figure provided reflects the absorption of certain fund expenses by The
Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time.
Had these expenses not been absorbed, the fund’s performance would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The BofA Merrill Lynch Governments, U.S.Treasury Long-Term Index is an unmanaged performance benchmark for Treasury securities with maturities of 10 years and over; issues in the index must have par amounts outstanding greater than or equal to $1 billion. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S.Treasury Long Term Fund from January 1, 2013 to June 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2013

Expenses paid per $1,000†	$3.09
Ending value (after expenses)	$918.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2013

Expenses paid per $1,000†	$3.26
Ending value (after expenses)	$1,021.57

† Expenses are equal to the fund’s annualized expense ratio of .65%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2013 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—98.6%	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies—5.8%
Federal Home Loan Mortgage Corp.,
Notes	0.00	3/15/31	7,300,000	[a,b]	3,559,903
Tennessee Valley Authority,
Sr. Unscd. Notes	3.50	12/15/42	1,000,000		843,160
					4,403,063
U.S. Treasury Bonds—88.8%
3.13%, 11/15/41			9,630,000		9,030,378
3.50%, 2/15/39			5,460,000		5,550,429
3.88%, 8/15/40			8,895,000		9,617,719
4.25%, 5/15/39			5,870,000		6,750,500
4.38%, 11/15/39			10,550,000		12,369,875
4.50%, 8/15/39			5,590,000		6,684,852
4.63%, 2/15/40			4,080,000		4,973,136
5.25%, 11/15/28			900,000		1,144,406
5.25%, 2/15/29			1,910,000		2,430,475
5.38%, 2/15/31			210,000		273,640
5.50%, 8/15/28			2,710,000		3,527,658
6.13%, 11/15/27			945,000		1,297,013
6.50%, 11/15/26			1,755,000		2,469,339
7.50%, 11/15/24			910,000		1,350,212
					67,469,632
U.S. Treasury Inflation Protected Securities—4.0%
Notes, 0.13%, 1/15/23			3,153,506	[c]	3,060,626
Total Bonds and Notes
(cost $74,450,380)					74,933,321

			Face Amount
			Covered by
Options Purchased—.2%			Contracts ($)		Value ($)
Put Options
3-Month USD LIBOR-BBA,
March 2023 @ $4.50
(cost $175,861)			2,470,000	[d]	158,860

			Principal
Short-Term Investments—.1%			Amount ($)		Value ($)
U.S. Treasury Bills;
0.09%, 7/25/13
(cost $109,993)			110,000		109,999

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $500,904)	500,904 [e]	500,904

Total Investments (cost $75,237,138)	99.6%	75,703,084
Cash and Receivables (Net)	.4%	278,988
Net Assets	100.0%	75,982,072

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
c Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
d Non-income producing security.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
Value (%)			Value (%)
U.S. Government & Agencies	98.6	Options Purchased	.2
Short-Term/Money Market Investments	.8		99.6
† Based on net assets.
See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN

June 30, 2013 (Unaudited)

	Face Amount
	Covered by
	Contracts ($)		Value ($)
Put Options:
3-Month USD LIBOR-BBA,
March 2015 @ $3.75
(premiums received $76,015)	2,470,000	[a]	(129,856)

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar

a	Non-income producing security.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	74,736,234	75,202,180
Affiliated issuers	500,904	500,904
Cash		167,115
Dividends and interest receivable		633,927
Receivable for shares of Beneficial Interest subscribed		2,955
Prepaid expenses		21,345
		76,528,426
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		38,070
Payable for shares of Beneficial Interest redeemed		309,659
Outstanding options written, at value (premiums received
$76,015)—See Statement of Options Written—Note 4		129,856
Accrued expenses		68,769
		546,354
Net Assets ($)		75,982,072
Composition of Net Assets ($):
Paid-in capital		77,837,111
Accumulated distributions in excess of investment income—net		(73,545)
Accumulated net realized gain (loss) on investments		(2,193,599)
Accumulated net unrealized appreciation (depreciation)
on investments and options transactions		412,105
Net Assets ($)		75,982,072
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		4,215,620
Net Asset Value, offering and redemption price per share ($)		18.02
See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2013 (Unaudited)

Investment Income ($):
Income:
Interest	1,313,900
Dividends;
Affiliated issuers	232
Total Income	1,314,132
Expenses:
Management fee—Note 3(a)	129,092
Shareholder servicing costs—Note 3(b)	73,275
Professional fees	49,187
Registration fees	16,107
Custodian fees—Note 3(b)	5,290
Prospectus and shareholders’ reports	5,202
Trustees’ fees and expenses—Note 3(c)	1,672
Loan commitment fees—Note 2	308
Miscellaneous	5,634
Total Expenses	285,767
Less—reduction in expenses due to undertaking—Note 3(a)	(6,193)
Less—reduction in fees due to earnings credits—Note 3(b)	(86)
Net Expenses	279,488
Investment Income—Net	1,034,644
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,487,308)
Net realized gain (loss) on options transactions	1,557
Net realized gain (loss) on financial futures	6,125
Net Realized Gain (Loss)	(1,479,626)
Net unrealized appreciation (depreciation) on investments	(7,456,020)
Net unrealized appreciation (depreciation) on options transactions	(61,127)
Net Unrealized Appreciation (Depreciation)	(7,517,147)
Net Realized and Unrealized Gain (Loss) on Investments	(8,996,773)
Net (Decrease) in Net Assets Resulting from Operations	(7,962,129)

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012
Operations ($):
Investment income—net	1,034,644	2,066,039
Net realized gain (loss) on investments	(1,479,626)	2,362,649
Net unrealized appreciation
(depreciation) on investments	(7,517,147)	(2,722,076)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(7,962,129)	1,706,612
Dividends to Shareholders from ($):
Investment income—net	(1,222,406)	(2,520,049)
Net realized gain on investments	(787,528)	(1,109,800)
Total Dividends	(2,009,934)	(3,629,849)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	29,245,546	69,112,271
Dividends reinvested	1,673,521	2,907,943
Cost of shares redeemed	(35,827,067)	(62,188,855)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(4,908,000)	9,831,359
Total Increase (Decrease) in Net Assets	(14,880,063)	7,908,122
Net Assets ($):
Beginning of Period	90,862,135	82,954,013
End of Period	75,982,072	90,862,135
Undistributed (distributions in excess of)
investment income—net	(73,545)	114,217
Capital Share Transactions (Shares):
Shares sold	1,487,712	3,333,890
Shares issued for dividends reinvested	87,292	143,278
Shares redeemed	(1,882,171)	(3,041,513)
Net Increase (Decrease) in Shares Outstanding	(307,167)	435,655
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2013			Year Ended December 31,
	(Unaudited)	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	20.09	20.30	16.76	16.13	19.34	16.64
Investment Operations:
Investment income—net[a]	.23	.46	.55	.57	.59	.67
Net realized and unrealized
gain (loss) on investments	(1.84)	.15	4.23	.86	(3.10)	2.80
Total from Investment Operations	(1.61)	.61	4.78	1.43	(2.51)	3.47
Distributions:
Dividends from
investment income—net	(.27)	(.57)	(.65)	(.69)	(.70)	(.77)
Dividends from net realized
gain on investments	(.19)	(.25)	(.59)	(.11)	—	—
Total Distributions	(.46)	(.82)	(1.24)	(.80)	(.70)	(.77)
Net asset value, end of period	18.02	20.09	20.30	16.76	16.13	19.34
Total Return (%)	(8.15)[b]	3.06	29.32	8.85	(13.11)	21.59
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.66 [c]	.89	1.06	1.02	.97	.92
Ratio of net expenses
to average net assets	.65 [c]	.65	.65	.65	.65	.65
Ratio of net investment income
to average net assets	2.40 [c]	2.29	3.06	3.35	3.44	3.96
Portfolio Turnover Rate	39.38 [b]	90.29	90.58	79.45	109.93	114.41
Net Assets, end of period
($ x 1,000)	75,982	90,862	82,954	66,416	68,295	115,383

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus U.S.Treasury Long Term Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S.Treasury Bills), financial futures and options are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds	500,904	—	—	500,904
U.S. Government
Agencies/
Mortgage-Backed	—	4,403,063	—	4,403,063
U.S. Treasury	—	70,640,257	—	70,640,257
Other Financial
Instruments:
Options Purchased	—	158,860	—	158,860
Liabilities ($)
Other Financial
Instruments:
Options Written	—	(129,856)	—	(129,856)

†	See Statement of Investments for additional detailed categorizations.

At June 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2013 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2012	($)	Purchases ($)	Sales ($)	6/30/2013	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	296,501		26,748,040	26,543,637	500,904.7

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2012 was as follows: ordinary income $2,894,285 and long-term capital gains $735,564. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2013, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .30% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from January 1, 2013 through June 30, 2013 to reduce the management fee paid by the fund, to the extent that the fund’s aggregate annual expenses (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed .65% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $6,193 during the period ended June 30, 2013.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2013, the fund was charged $26,603 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2013, the fund was charged $26,186 for transfer agency services and $584 for cash management services. Cash management fees were partially offset by earnings credits of $86.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2013, the fund was charged $5,290 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions.The Bank of New York Mellon also provides shareholder redemption draft processing services. During the period ended June 30, 2013, the fund was charged $334 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended June 30, 2013, the fund was charged $4,630 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $20,592, Shareholder Services Plan fees $6,000, custodian fees $3,200, Chief Compliance Officer fees $4,630 and transfer agency fees $8,177, which are offset against an expense reimbursement currently in effect in the amount of $4,529.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including pay-down) of investment securities, excluding short-term securities, financial futures and options transactions, during the period ended June 30, 2013, amounted to $33,669,852 and $39,040,456, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended June 30, 2013 is discussed below.

In December 2011, with clarification in January 2013, FASB issued guidance that expands disclosure requirements with respect to the offsetting of certain assets and liabilities.The fund adopted these disclosure provisions during the current reporting period.These disclosures are required for certain investments, including derivative financial instruments subject to master netting agreements (“MNA”) or similar agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to MNA in the Statement of Assets and Liabilities.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At June 30, 2013 derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Options	158,860	(129,856)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	158,860	(129,856)
Derivatives not subject to MNA
or similar agreements	—	—
Total gross amount of assets
and liabilities subject to
MNA or similar agreements	158,860	(129,856)

The following tables present derivative assets and liabilities net of amounts available for offset under MNA and net of related collateral received or pledged, if any, as of June 30, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities and Subject to MNA

Gross Amount of
	Assets in the	Financial
	Statement of	Instruments
	Assets and	and Derivatives	Securities	Cash
Liabilities by the		Available for	Collateral	Collateral	Net Credit
Counterparty	Counterparty ($)[1]	Offset ($)	Received ($)[2]	Received ($)[2]	Exposure ($)
Deutsche Bank	158,860	(129,856)	—	—	29,004
Total	158,860	(129,856)	—	—	29,004

Gross Amount of
	Liabilities in the	Financial
	Statement of	Instruments
	Assets and	and Derivatives	Securities	Cash
Liabilities by the		Available for	Collateral	Collateral	Net Credit
Counterparty	Counterparty ($)[1]	Offset ($)	Pledged ($)[2]	Pledged ($)[2]	Exposure ($)
Deutsche Bank	(129,856)	129,856	—	—	—
Total	(129,856)	129,856	—	—	—

1	Absent a default event or early termination, over-the-counter derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk,

as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market.A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default.At June 30, 2013, there were no financial futures outstanding.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates or as a substitute for an investment.The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the under-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

lying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended June 30, 2013:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2012	—	—
Contracts written	9,270,000	141,768
Contracts terminated:
Contracts closed	6,800,000	65,753	20,324	45,429
Contracts Outstanding
June 30, 2013	2,470,000	76,015

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2013:

Average Market Value ($)
Interest rate financial futures	717,663
Interest rate options contracts	164,456

At June 30, 2013, accumulated net unrealized appreciation on investments was $465,946, consisting of $2,908,489 gross unrealized appreciation and $2,442,543 gross unrealized depreciation.

At June 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 25

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 4-5, 2013, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was between that of the other two funds in the Performance Group, except for the five- and ten-year periods when the fund’s performance was below that of the other two funds in the Performance Group, and above the Performance Universe medians for the various periods.The Board also noted that the fund’s yield performance was above or between that of the other two funds in the Performance Group for seven of the ten one-year periods and above the Performance Universe median for eight of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Fund 27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was between those of the other two funds in the Expense Group, the fund’s actual management fee was below those of the other two funds in the Expense Group and the Expense Universe median and the fund’s total expense ratio was between those of the other two funds in the Expense Group and at the Expense Universe median.

Dreyfus representatives noted that Dreyfus currently is limiting the fund’s operating expenses or assuming all or part of the expenses of the fund so that the direct expenses do not exceed 0.65% of the fund’s average daily net assets.They noted that this expense limitation is voluntary, not contractual, and may be terminated at any time.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the

Dreyfus fund complex, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 31

NOTES

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and         Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus U.S. Treasury Long Term Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 20, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	August 20, 2013

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)